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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934

                                   ---------

               Date of the Earliest Event Reported: March 25, 1998

                        National Propane Partners, L.P.
             (Exact name of Registrant as specified in its charter)

           Delaware                       1-11867                42-1453040
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                  Suite 1700, IES Tower, 200 1st Street, S.E.
                         Cedar Rapids, IA 52401-1409
              (Address of principal executive offices) (Zip Code)

                                 (319) 365-1550
              (Registrant's telephone number, including area code)







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Item 7. Financial Statements and Exhibits

          Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

          (c) Exhibits.

          10.1 Third Amendment dated as of March 23, 1998 to the National Propane Credit Agreement among National Propane, L.P., the Lenders (as defined therein), BankBoston, N.A., as Administrative Agent and a Lender, and BancAmerica Robertson Stephens, as Syndication Agent.

          10.2 Agreement dated as of March 23, 1998 among National Propane Partners, L.P., National Propane Corporation, Triarc Companies, Inc., the Lenders (as defined therein), BankBoston, N.A., as Administrative Agent and a Lender, and BancAmerica Robertson Stephens, as Syndication Agent.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NATIONAL PROPANE PARTNERS, L.P.

                                            By: NATIONAL PROPANE CORPORATION,
                                                AS MANAGING GENERAL PARTNER


                                            By: /s/ R. Brooks Sherman
                                                --------------------------------
                                                Name:  R. Brooks Sherman
                                                Title: Vice President and
                                                       Chief Financial Officer

Date: March 25, 1998







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                                 EXHIBIT INDEX

Exhibit No.                       Description                           Page No.
-----------                       -----------                           --------
   10.1      Third Amendment dated as of March 23, 1998 to the
             National Propane Credit Agreement among National
             Propane, L.P., the Lenders (as defined therein),
             BankBoston, N.A., as Administrative Agent and a
             Lender, and BancAmerica Robertson Stephens, as
             Syndication Agent.

   10.2 Agreement dated as of March 23, 1998 among National Propane Partners, L.P., National Propane Corporation, Triarc Companies, Inc., the Lenders (as defined therein), BankBoston, N.A., as Administrative Agent and a Lender, and BancAmerica Robertson Stephens, as Syndication Agent.





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